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EXHIBIT 10.1
Form of Subscription Agreement with investors in the Offering


                       MULTIMEDIA TUTORIAL SERVICES, INC.
                             a Delaware corporation

                                SERIES "D" UNITS


                             SUBSCRIPTION AGREEMENT


MULTIMEDIA TUTORIAL SERVICES, INC.


Ladies and Gentlemen:

1. SUBSCRIPTION.

         1.1 The undersigned (the "Purchaser"), intending to be legally bound hereby, subscribes for the number of Units of fraction thereof (set forth on page 7 hereof) each Unit consisting of one million (1,000,000) shares of restricted common stock of Multimedia Tutorial Services, Inc. and one Series "D" Unsecured Convertible Promissory Note (the "Notes") having a face amount of $100,000, accruing interest at ten percent (10%) PER ANNUM in the form attached as an Exhibit hereto.

The Units are being issued by Multimedia Tutorial Services, Inc., a Delaware corporation ("MMTS") for Notes, as set forth in Section 14 hereof, at a purchase price of $100,000 per Unit. The Notes mature in three years following the date of purchase under the terms and conditions set forth in the Series "D" Note that accompanies this agreement.

         1.2 The Purchaser shall deliver payment in cash directly to MMTS, in accordance with the wire instructions provided by MMTS together with completed copies of all applicable Subscription Documents.

         1.3 THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAW OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE NOTED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE ARE SPECULATIVE SECURITIES.


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         1.4 The Purchaser acknowledges that the securities are being offered in connection with an aggregate offering of up to $1,500,000 of Units by MMTS.

         1.5 The Purchaser acknowledges that an investment in the Units is extremely speculative, that there is no assurance that the Purchaser will recover his investment therein and that the purchaser has relied upon his independent evaluation of the investment; and not upon any representations of MMTS, its employees, officers, directors, affiliates, agents or representatives.


         1.6 The Purchaser shall have "piggy-back" registration rights with respect to MMTS Stock issued in connection with the purchase of the Units and with respect the MMTS Stock issued in connection with the conversion of the Notes. With respect to the Multimedia common stock underlying the Notes and issued in connection with the Series "D" Units, Multimedia undertakes to include such shares in the next registration statement (except for an S 8 or any other type of registration which would not be available for these shares) filed by the company, and to use its best efforts to have such registration statement declared effective at the earliest possible date.

         1.7 The Purchaser acknowledges that, in the absence of an effective registration statement for MMTS, the MMTS Stock issued in connection with the purchase of the Units and the MMTS Stock into which the Notes may be converted will be restricted under the Securities Act, and in particular, Rule 144 promulgated thereunder, and that no market sale thereof may be made until the expiration of one year after the conversion, unless sooner registered.

2. The Purchaser has completed the form of Representations and Warranties of Purchaser, (Exhibit "C") the terms of which are incorporated hereto by reference.

3. ACKNOWLEDGMENTS.

         The Purchaser is aware that:

         3.1 The Purchaser recognizes that investment in MMTS involves certain risks, including the potential loss by the Purchaser of interest on his investment herein, and the Purchaser has taken full cognizance of and understands all of the risk factors related to the purchase of the securities. The Purchaser recognizes that the information set forth in this Subscription Agreement does not purport to contain all the information that would be contained in a registration statement under the Securities Act.

         3.2 No federal or state agency has passed upon the securities or made any finding or determination as to the fairness of this transaction.


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         3.3 The securities and any component thereof have not been registered under the Securities Act or any applicable state securities laws by reason of exemptions from the registration requirements of the Securities Act and such laws, and may not be sold, pledged, assigned or otherwise disposed of in the absence of an effective registration statement for the securities and any component thereof under the Securities Act or unless an exemption from such registration is available.

         3.4 There currently is a very limited market for MMTS's securities. There can be no assurances that a market for MMTS's securities will be sustained in the future. Consequently, the Purchaser may never be able to liquidate the Purchaser's investment and the Purchaser may bear the economic risk of the Purchaser's investment for an indefinite period of time.

         3.5 The certificates for the Notes will bear the following legend to the effect that: THE NOTE AND THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, OFFERED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS EXEMPTION FROM REGISTRATION IS AVAILABLE.

         3.6 MMTS may refuse to register any transfer of the securities not made in accordance with the Securities Act and the rules and regulations promulgated thereunder.

4. ACCEPTANCE OF SUBSCRIPTION.

         The Purchaser hereby confirms that MMTS has full right in its sole discretion to accept or reject the subscription of the Purchaser, provided that, if MMTS decides to reject such subscription, MMTS, as the case may be, must do so promptly and in writing. In the case of rejection, any cash payments and copies of all executed Subscription Documents will be promptly returned (without interest or deduction in the case of cash payments).

5. INDEMNIFICATION.

         The Purchaser agrees to indemnify and hold harmless MMTS as well as the affiliates, officers, directors, partners, attorneys, accountants and affiliates of any thereof and each other person, if any, who controls any thereof, within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any allegedly false representation or warranty or breach of or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein or in any other document furnished by the Purchaser to any of the foregoing in connection with this transaction.


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6. IRREVOCABILITY.

         The Purchaser hereby acknowledges and agrees, subject to the provisions of any applicable state securities laws providing for the refund of subscription amounts submitted by the Purchaser, if applicable, that the subscription hereunder is irrevocable and that the Purchaser is not entitled to cancel, terminate or revoke this Subscription Agreement and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the Purchaser, and the Purchaser's respective heirs, executors, administrators, successors, legal representatives and assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and each such person's heirs, executors, administrators, successors, legal representatives and assigns.

7. MODIFICATION.

         Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

8. NOTICES.

         Any notice, demand or other communication which any party hereto may be required or may elect to give anyone interested hereunder shall be sufficiently given if: (a) by overnight mail or deposited, postage prepaid, in a Noted States mail box, stamped registered or certified mail, return receipt requested, and addressed, in the case of MMTS, to the address given in the preamble hereof, and, if to the Purchaser, to the address set forth hereinafter; (b) delivered personally at such address; or (c) telecopied to MMTS at (718)-758-3808, and followed by first class mail, to the address given in the preamble hereof, or if to the Purchaser, at the address and telecopier number set forth on the signature page of this Subscription Agreement.

9. COUNTERPARTS.

         This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute an agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

10. ENTIRE AGREEMENT.

         This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and there are no representations, warranties, covenants or other agreements except as stated or referred to herein.


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11. SEVERABILITY.

         Each provision of this Subscription Agreement is intended to be severable from every other provision and the invalidity or illegality of the remainder hereof.

12. TRANSFERABILITY; ASSIGNABILITY.

         This Subscription Agreement is not transferable or assignable by the Purchaser.

13. APPLICABLE LAW AND FORUM.

         This Subscription Agreement and all rights hereunder shall be governed by, and interpreted in accordance with the laws of the State of New York. The federal and state courts of the State of New York shall have sole and exclusive jurisdiction over any dispute arising from this Offering and this Subscription Agreement.

14. SUBSCRIPTION INFORMATION.

         The Purchaser shall pay for the Units by wire transfer of funds to MMTS in accordance with its instructions.

         If the Units hereby subscribed for are to be owned by more than one person in any manner, the Purchaser understands and agrees that all of the co-owners of such Units must sign this Subscription Agreement.


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                                 SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned Purchaser does represent and certify under penalty of perjury that the foregoing statements are true and correct and that he has (they have) by the following signature(s) executed this Subscription Agreement this ___________ day of ________________________, 2004, at __________________________________.

___________________________________          ___________________________________
(City and State)                             (City and State)

Number of Units (in 1/10 Unit increments) _______________@ $100,000 per Unit

Total Purchase Price ($10,000 increments only) $___________________

Funds Should be Wired in Accordance with Section 14 of this Agreement.

Exact Name(s) in which Ownership of the Units are to be Registered:
________________________________________________________________________________

Address ________________________________________________________________________

City, State Zip Code ___________________________________________________________

Phone Number:___________________________     Fax Number:________________________
E-mail Address__________________________

Investor                                     Joint Investor (if necessary)
--------                                     -----------------------------


___________________________________          ___________________________________
(Print Name)                                 (Print Name)


___________________________________          ___________________________________
(Federal Tax I.D. Number)                    (Federal Tax I.D. Number)


___________________________________          ___________________________________
(Signature)                                  (Signature)


___________________________________          ___________________________________
(Title)                                      (Title)

Date: _____________________________          Date ______________________________


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                     ACCEPTANCE FORM TO BE COMPLETED BY MMTS
                           AND RETURNED TO INVESTOR(S)


Name of Investor(s)________________________     ________________________________

Address_________________________________________________________________________

City_______________________________________ State________________ Zip___________



         RECEIVED AND ACCEPTED:

         Amount: $__________________          Number of Units: ________

         Date: ___________________________

MULTIMEDIA TUTORIAL SERVICES, INC.

         By______________________________

         Title____________________________




The MMTS Stock and Notes will be sent to the Purchaser by overnight courier to the address indicated above, unless otherwise instructed.